AMENDMENT NO 1
TO
PURCHASE AGREEMENT

On 15th of January 2008, Riverbend Gold Corp a British Columbia company, with offices for delivery located at PO Box 21042, RPO Lougheed Centre, Penticton B.C.V2A 8P8 (the "Seller") and Skyhigh Resources, Inc a corporation organized under the laws of the State of Delaware with offices for delivery now located at 1791 Marcy Lynn Court, San Jose, CA 95124 (the "Purchaser") entered into an Agreement,

Witnesseth:

WHEREAS, Purchaser wishes acquired certain mineral titled Fraser Mineral Claims Tenure 554129, containing 25 cells and coving an area of, in aggregate 482.82 hectares (1,090 acres) located on and near to the Fraser River in the Cariboo North mining district (the "Claims) attached hereto as Schedule A, and

WHEREAS, the Fraser Mineral Claims Tenure number has changed and for this Agreement and any amendments thereto the Fraser Mineral Claims Tenure number will now be 594024, and

WHEREAS, Purchaser wishes to amend certain terms of the 15th January 2008 Agrteement.

NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Sellers approve and adopt this Amendment to the Purchase Agreement and mutually covenant and agree with each other as follows:

ARTICLE I
Claims to be Transferred and Payments to be Made

ARTICLE 1, sub clause ii shall be deleted in its entirety and shall be modified to read;

ii. perform a minimum of C$120,000 exploration and/or mining activities on the Claims during the period commencing June 1, 2008 and ending October 31, 2010 and a further $120,000 during the period commencing November 1, 2010 ending December 31, 2011.

All other conditions of Article 1, Article II, Article III and Article IV shall remain unchanged.

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IN WITNESS WHEREOF. the parties hereto executed the foregoing Amendment to the Purchase Agreement as of the 20th day and October 2008.

SKYHIGH RESOURCES, INC

Per: ______________________
Authorized Signatory

RIVERBEND GOLD CORP

Per: ______________________
Authorized Signature